UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2020. At the meeting, the Company’s shareholders were requested to:

•	elect three Class II members to the Company’s Board of Directors to serve until the Annual Meeting of Shareholders in 2023, or if the proposal contained in the item immediately below is approved, until the Annual Meeting of Shareholders in 2021;

•	approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended, to declassify our Board of Directors so that all directors will be elected on an annual basis, beginning with the Annual Meeting of Shareholders in 2021;

•	ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	approve, by a non-binding vote, the compensation of the named executive officers.

Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 2, 2020. The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of directors: The election of each director required the affirmative vote of a plurality of the votes cast at the Annual Meeting. The shareholders elected the following nominees:

Nominee	For	Withheld	Broker Non-Votes
William B. Berry (Class II)	329,778,902	1,987,469	18,950,223
Shelly Lambertz (Class II)	304,604,992	27,161,379	18,950,223
Timothy G. Taylor (Class II)	331,137,225	629,146	18,950,223

Proposal No. 2 – Approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to declassify our Board of Directors: The approval of the amendment to our Third Amended and Restated Certificate of Incorporation as set forth in the proxy statement required an affirmative vote from the majority of shares outstanding and entitled to vote on such matter. The shareholders approved the amendment to our Third Amended and Restated Certificate of Incorporation. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
331,491,517	148,159	126,695	18,950,223

Proposal No. 3 – Ratification of selection of independent registered public accounting firm: The ratification of the selection of Grant Thornton LLP required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
348,654,413	1,752,685	309,496	0

Proposal No.  4 – Approve, by non-binding vote, the compensation of the named executive officers: The approval, by a non-binding vote, of the compensation of the named executive officers required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders approved, on a non-binding basis, the compensation of the named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
326,061,119	5,404,982	300,270	18,950,223

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: May 20, 2020

	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel, Chief Risk Officer & Secretary